Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Chapter 11

DELTA PETROLEUM CORPORATION, et al.,[1]	Case No. 11-14006 (KJC)

Debtors.	(Jointly Administered)

Re: D.I. 12; 68

FINAL ORDER ESTABLISHING NOTIFICATION AND HEARING PROCEDURES

FOR TRADING IN EQUITY SECURITIES

Upon consideration of the motion (the “Motion”)2 of the Debtors for entry of an order (the “Final Order”) (i) establishing notice and hearing procedures that must be satisfied before certain transfers of common stock of Delta Petroleum Corporation and Amber Resources Company of Colorado or any beneficial interest therein (the “Stock”) are deemed effective; and (ii) allowing for a hearing with respect to the prospective application of such procedures if any official committee of unsecured creditors appointed in these cases (the “Creditors’ Committee”) raises a timely objection; and it appearing that the relief requested is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and upon consideration of the Young Declaration; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and it appearing that this Motion is a core proceeding pursuant to 28 U.S.C. § 157; and adequate notice of the Motion and opportunity for objection having been given; and it appearing that no other notice need be given; and after due deliberation and sufficient cause therefore;

1.	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number are: Delta Petroleum Corporation (0803), DPCA LLC (0803), Delta Exploration Company, Inc. (9462), Delta Pipeline, LLC (0803), DLC, Inc. (3989), CEC, Inc. (3154), Castle Texas Production Limited Partnership (6054), Amber Resources Company of Colorado (0506), and Castle Exploration Company, Inc. (9007). The Debtors’ headquarters are located at: 370 17th Street, Suite 4300, Denver, Colorado 80202.

2.	Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Motion.

IT IS HEREBY ORDERED THAT:

1. The Motion is GRANTED, as set forth herein.

2. Any purchase, sale, or other transfer of Stock in violation of any of the Procedures set forth herein shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

3. The following procedures shall apply to trading in Stock:

(a) Any person or entity (as defined in Treasury Regulations section 1.382-3(a) for purposes of this these Procedures) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached to this Final Order as Exhibit “1”, on or before the later of (i) twenty calendar days after the effective date of the notice of entry of this Final Order or (ii) ten calendar days after becoming a Substantial Shareholder.

(b) At least thirty calendar days before effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Stock beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached to this Final Order as Exhibit “2”, of the intended transfer of equity securities.

(c) At least thirty calendar days before effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached to this Final Order as Exhibit “3”, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have thirty calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of this these Procedures, (i) a “Substantial Shareholder” is any person or entity which beneficially owns at least 1,371,332 shares in Delta Petroleum Corporation or at least 221,644 shares in Amber Resources Company of Colorado (representing, respectively, approximately 4.75% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under Section 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option (as defined below) to acquire Stock. An “Option” to acquire stock includes all interests described in Treasury Regulation section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock.

(f) The Debtors, their counsel, counsel for Lender, and counsel for the Creditors’ Committee shall keep all information provided in any notices delivered pursuant to the Procedures strictly confidential and shall not disclose the contents thereof to any person (including any member of the Creditors’ Committee), except (i) to the extent necessary to respond to a petition or objection filed with the Court, (ii) to the extent otherwise required by law, or (iii) to the extent that the information contained therein is already available to the public; provided, however, that the Debtors may disclose the contents thereof to their financial advisors, who shall keep all such notices strictly confidential in the same manner as the Debtors are required to do so, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in redacted form.

(g) Any purchase, sale, or other transfer of Stock in violation of any of the Procedures set forth herein shall be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.

4. The Debtors alone (if no Creditors’ Committee has been appointed), with the consent of the Creditors’ Committee (if a Creditors’ Committee has been appointed) or pursuant to order of this Court may waive, in writing, any and all restrictions, stays, and notification procedures contained in this Final Order; provided, however, that any such waiver shall be filed with this Court.

5. Any notice required by this Final Order to be served by Substantial Shareholders, if effected prior to the filing of a proof of claim by a Substantial Shareholder, will not limit the right of a creditor to assert any and all claims, whether or not such claims are in addition to or differ from those listed on the notice, in a proof of claim filed in accordance with any future orders of this Court.

6. The Debtors shall serve the Notice of Order setting forth the procedures authorized herein substantially in the form annexed to the Motion as Exhibit “B” on: (a) the Office of the United States Trustee for the District of Delaware; (b) counsel for Macquarie Bank Limited, the administrative agent under the Debtors’ pre-petition secured credit facility; (c) counsel to Whitebox Advisors LLC, the proposed DIP Lender to the Debtors; (d) those parties listed on the list of creditors holding the thirty (30) largest unsecured claims against the Debtors (on a consolidated basis), as identified in their chapter 11 petitions, (e) the Securities and Exchange Commission; (f) the Internal Revenue Service; (g) local taxing authorities; (h) any statutory committee appointed under section 1102 of the Bankruptcy Code; (i) the transfer agents for any Stock; and (j) all parties that have requested notice in these chapter 11 cases. Notice served pursuant to the preceding sentence shall be via first class mail, postage prepaid. The Debtors shall also file a copy of this Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission. No further notice of entry of this Order need be served by the Debtors.

7. Any transfer agent(s) for any Stock having notice hereof shall provide such Notice of Order to all holders of such Stock in excess of 500,000 shares in Delta Petroleum Corporation or 100,000 shares in Amber Resources Company of Colorado registered with such transfer; provided, that, if any transfer agent provides the Debtors with the name and addresses of all holders of such Stock, the Debtors shall deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such Stock in excess of 500,000 shares in Delta Petroleum Corporation or 100,000 shares in Amber Resources Company of Colorado, and so on down the chain of ownership.

8. Any person or entity or broker or agent acting on such person or entity’s behalf who sells an aggregate amount of at least 500,000 shares in Delta Petroleum Corporation or 100,000 shares in Amber Resources Company of Colorado (or an Option with respect thereto) to another person or entity shall provide a copy of the Notice of Order to such purchaser of such Stock or to any broker or agent acting on such purchaser’s behalf.

9. Nothing herein shall preclude any person or entity that desires to purchase or transfer any stock or from requesting relief from this Final Order in this Court subject to the Debtors’ rights to oppose such relief.

10. The requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

11. The terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

12. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

Dated: January 11, 2012

    Wilmington, Delaware

/s/ KEVIN J. CAREY
THE HONORABLE KEVIN J. CAREY
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT 1

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Chapter 11

DELTA PETROLEUM CORPORATION, et al.,[1]	Case No. 11-14006 (KJC)

Debtors.	(Jointly Administered)

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to the Stock (as defined in the Final Order) of Delta Petroleum Corporation and/or Amber Resources Company of Colorado, debtors and debtors-in-possession in Case No. 11-14006 pending in the United States Bankruptcy Court for the District of Delaware.

1.	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number are: Delta Petroleum Corporation (0803), DPCA LLC (0803), Delta Exploration Company, Inc. (9462), Delta Pipeline, LLC (0803), DLC, Inc. (3989), CEC, Inc. (3154), Castle Texas Production Limited Partnership (6054), Amber Resources Company of Colorado (0506), and Castle Exploration Company, Inc. (9007). The Debtors’ headquarters are located at: 370 17th Street, Suite 4300, Denver, Colorado 80202.

2	A “Substantial Shareholder” is any person or entity which beneficially owns at least 1,371,332 shares in Delta Petroleum Corporation or at least 221,644 shares in Amber Resources Company of Colorado (representing approximately 4.75% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986 (as amended, the “Tax Code”). Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option to acquire Stock. An “Option” to acquire stock includes all interests described in Treasury Regulation section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [                    ] shares of the Stock. The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficial owner of such Stock:

Name of Company	Number of Shares	Date Acquired

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of [Name of Shareholder] is [                    ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. [    ]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York 10004, Attn: Kathryn A. Coleman, Esq. and W. Peter Beardsley, Esq.

2

Respectfully Submitted,

(Name of Shareholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

3

EXHIBIT 2

NOTICE OF INTENT TO ACQUIRE EQUITY INTEREST

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Chapter 11

DELTA PETROLEUM CORPORATION, et al.,[1]	Case No. 11-14006 (KJC)

Debtors.	(Jointly Administered)

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of Stock (as defined in the Final Order) of Delta Petroleum Corporation and/or Amber Resources Company of Colorado or an Option with respect thereto (as defined herein and in the Final Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

1.	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number are: Delta Petroleum Corporation (0803), DPCA LLC (0803), Delta Exploration Company, Inc. (9462), Delta Pipeline, LLC (0803), DLC, Inc. (3989), CEC, Inc. (3154), Castle Texas Production Limited Partnership (6054), Amber Resources Company of Colorado (0506), and Castle Exploration Company, Inc. (9007). The Debtors’ headquarters are located at: 370 17th Street, Suite 4300, Denver, Colorado 80202.

2.	A “Substantial Shareholder” is any person or entity which beneficially owns at least 1,371,332 shares in Delta Petroleum Corporation or at least 221,644 shares in Amber Resources Company of Colorado (representing approximately 4.75% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986 (as amended, the “Tax Code”), Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option to acquire Stock. An “Option” to acquire stock includes all interests described in Treasury Regulation section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock. .

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [                    ] shares of Stock of Delta Petroleum Corporation and [                    ] shares of Stock of Amber Resources Company of Colorado.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate (i) [                    ] shares of Stock of Delta Petroleum Corporation or an Option with respect to [                    ] shares of Stock of Delta Petroleum Corporation; and (ii) [                    ] shares of Stock of Amber Resources Company of Colorado or an Option with respect to [                    ] shares of Stock of Amber Resources Company of Colorado. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [                    ] shares of Stock of Delta Petroleum Corporation and [                    ] shares of Stock of Amber Resources Company of Colorado after the transfer (including any Options).

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Acquirer] is [                    ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. [    ]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York 10004, Attn: Kathryn A. Coleman, Esq. and W. Peter Beardsley, Esq.

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring, or otherwise accumulating additional shares of Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:

Name:

Title:

3

Address:

Telephone:

Facsimile:

Date:

4

EXHIBIT 3

NOTICE OF INTENT TO TRANSFER EQUITY INTEREST

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Chapter 11

DELTA PETROLEUM CORPORATION, et al.,[1]	Case No. 11-14006 (KJC)

Debtors.	(Jointly Administered)

NOTICE OF INTENT TO SELL, TRADE, OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of Stock (as defined herein and in the Final Order) of Delta Petroleum Corporation and/or Amber Resources Company of Colorado or an Option with respect thereto (as defined herein and in the Final Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

1.	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number are: Delta Petroleum Corporation (0803), DPCA LLC (0803), Delta Exploration Company, Inc. (9462), Delta Pipeline, LLC (0803), DLC, Inc. (3989), CEC, Inc. (3154), Castle Texas Production Limited Partnership (6054), Amber Resources Company of Colorado (0506), and Castle Exploration Company, Inc. (9007). The Debtors’ headquarters are located at: 370 17th Street, Suite 4300, Denver, Colorado 80202.

2.	A “Substantial Shareholder” is any person or entity which beneficially owns at least 1,371,332 shares in Delta Petroleum Corporation or at least 221,644 shares in Amber Resources Company of Colorado (representing approximately 4.75% of all issued and outstanding shares) of Stock, and (ii) “beneficial ownership” (or any variation thereof of Stock and Options to acquire Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986 (as amended, the “Tax Code”), Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (x) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (y) ownership by such holder’s family members and persons acting in concert with such holder (pursuant to a formal or informal understanding) to make a coordinated acquisition of stock, and (z) an Option to acquire Stock. An “Option” to acquire stock includes all interests described in Treasury Regulation section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (ii) of this paragraph, an owner of an Option to acquire Stock may be treated as the owner of such Stock.

1

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [                    ] shares of Stock of Delta Petroleum Corporation and [                    ] shares of Stock of Amber Resources Company of Colorado.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to sell, trade, or otherwise transfer (i) [                     ] shares of Stock of Delta Petroleum Corporation or an Option with respect to [                     ] shares of Stock of Delta Petroleum Corporation; and (ii) [                     ] shares of Stock of Amber Resources Company of Colorado or an Option with respect to [                     ] shares of Stock of Amber Resources Company of Colorado. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [                     ] shares of Stock of Delta Petroleum Corporation and [                     ] shares of Stock of Amber Resources Company of Colorado after the transfer (including any Options).

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Seller] is [                     ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. [    ]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York 10004, Attn: Kathryn A. Coleman, Esq. and W. Peter Beardsley, Esq.

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

3